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AMENDMENT NO. 1 TO THE BIOLOGICS MASTER SERVICES AGREEMENT
This Amendment No. 1 to the certain Biologics Master Services Agreement (this “Amendment No. 1”) is made and entered into as of August 22, 2025 (the “Effective Date”), by and between WuXi Biologics (Hong Kong) Limited, with its registered address at [***] (hereinafter, “Provider”) and Crescent BioPharma, Inc., with an office at 300 5th Avenue, Suite 1010, Waltham, MA 02451 (hereinafter, “Client”), each a “Party” and together, the “Parties”.
WHEREAS, Provider and Client (then identified as located at 221 Crescent Street, Suite 105, Waltham, MA 02453) are parties to that certain Biologics Master Services Agreement dated October 31, 2024 (referred to herein as the “Biologics Master Services Agreement” or the “Agreement”), in which Provider and Client agreed to certain services; and
WHEREAS, WuXi XDC Hong Kong Limited, a Hong Kong corporation with its registered address at [***] (hereinafter, “WuXi XDC”), is an Affiliate of Provider as defined in Section 1.1 of the Agreement; and
WHEREAS, WuXi XDC provides services relating to conjugation and related services for bioconjugate products; and
WHEREAS, Client desires to engage WuXi XDC, an Affiliate of Provider, to provide services relating to conjugation and related services for bioconjugate products to Client; and
WHEREAS, the Parties desire to amend and restate certain provisions of the Agreement as provided herein to provide for the services in the foregoing recital;
NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:
1.Exhibit D, as attached to this Amendment No. 1, is hereby appended to the Agreement as Exhibit D to the Agreement.
2.Except as expressly amended by this Amendment No. 1, the Agreement is and shall remain unchanged and in full force and effect in accordance with its terms and the Parties hereby ratify and reaffirm the Agreement as amended hereby. For clarity, Exhibit D to this Amendment No. 1 is the only attachment attached hereto and its addition to this Amendment No. 1 is the only amendment to the Agreement contemplated.
3.This Amendment No. 1 may be executed in any number of counterparts, with each counterpart constituting an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.
4.Any capitalized term used in this Amendment No. 1 and not otherwise defined herein shall have the meaning given to that term in the Agreement. This Amendment No. 1 and the rights and obligations of the Parties hereto shall be governed, construed, and enforced, as is the Agreement, in accordance with the laws of the State of New York without regard to the conflict of laws provision thereof. As used in this Amendment

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No. 1: the terms “include,” “includes” and “including” are not limiting and “or” is not exclusive.
[Signature Page Follows]

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Thus, this Amendment No. 1 was executed on the Effective Date.

WuXi Biologics (Hong Kong) Limited	Crescent Biopharma, Inc.
By: /s/ Zhisheng Chen Name: Zhisheng Chen Title: Director	By: /s/ Joshua T. Brumm Name: Joshua T. Brumm Title: CEO

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EXHIBIT D – BIOCONJUGATE MANUFACTURING TERMS
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